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                                                                    Exhibit 10.4

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
4/27/99                                                LEVEL 3 COMMUNICATIONS                                            PRICE QUOTE


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         AM    Gary Ensminger                                     DATE   21-Apr-99                              REVISION INFORMATION


    COMPANY    Data Return Corp.
               -------------------------------------                                                       -------------------------

   CUSTOMER    Sunny Vanderbeck                             LOCATION A                                                 REVISION DATE

               -------------------------------------                  ------------------------------
     STREET    801 Stadium Drive, Ste 117
               -------------------------------------                  ------------------------------
CITY,ST ZIP    Arlington, TX 75011
               -------------------------------------                                                       -------------------------

      PHONE    817-454-7715                                 LOCATION B                                                  OLD QUOTE ID

               -------------------------------------                   -----------------------------

                                                                       -----------------------------

PRICE QUOTE ID Dat36271Gar
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QTY       PROD      ITEM CODE N2      DESCRIPTION       TERM      S-VOL     1999MRC    2000MRC   2001MRC     INSTALL      NOTES
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480        COL      COL-SPC-CABUS    Full Cabinet-US    3YEAR   $         $    *     $    *    $    *     $     *      No hold fees
                                                                                                                       applicable
                                                                                                                       to this order









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                                                                          $    *     $    *    $    *     $     *
                                                                            1999MRC    2000MRC   2001MRC     INSTALL
Customer Approval of Customer Order Form                                  ------------------------------------------
This Price Quote is governed by Level 3 Communications, LLC's
Terms and Conditions for Delivery of Service(which are available                                      RAMP-UP PERIOD
for Customer's review either upon request or on Level 3's web site),                  -------------------
and shall be incorporated into the Customer Order submitted by Customer for the forgoing Services.

IF LEVEL 3 DOES NOT HAVE LOCAL ACCESS CAPACITY:
THE ORDER WILL BE PUT ON HOLD UNTIL CAPACITY IS AVAILABLE OR
THE CUSTOMER MAY REQUEST REPRICING AT OFF-NET RATES.

Level (3)
COMMUNICATIONS

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                                                             APPROVALS
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                                                      [SIGNATURE APPEARS HERE]
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Authorized Customer Signature                                      Date:
                              /s/ Sunny C. Vanderbeck                     April 28, 1999
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Typed or Printed Name                                              Date:
                                  Sunny C. Vanderbeck
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*  CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SEC.